UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act 1934

Date of Report (Date of earliest event reported):    March 29, 2011

IntegraMed America, Inc,
(Exact name of registrant as specified in charter)

Delaware
(State of other jurisdiction of incorporation)

0-20260	6-1150326
(Commission file Numbers)	(IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                       Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective March 29, 2011, the Board of Directors of the Registrant amended its by-laws to provide that the Board of Directors shall consist of six (6) persons and that the size of the board, whether increases or decreases, may be made by the amending the bylaws or by resolution of the Board of Directors.

ITEM 9.01                       Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.2 (a)	Amended Article III, Section 2 of By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntegraMed America, Inc. (Registrant)

Date: April 5, 2011	By:	/s/Claude E. White
Claude E. White Vice President & General Counsel